Exhibit 99.1

JOINT FILING AGREEMENT
PURSUANT TO RULE 13d-1(k)(1)
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The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements.  The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate.  This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.

Dated:  February 13, 2012

[Signature Pages Follow]

WARBURG PINCUS PRIVATE EQUITY VIII, L.P.
By: Warburg Pincus Partners LLC, its General Partner
By: Warburg Pincus & Co., its Managing Member

By:  /s/ Scott A. Arenare
Name:  Scott A. Arenare
Title:    Partner

WARBURG PINCUS NETHERLANDS PRIVATE EQUITY VIII I, C.V.
By: Warburg Pincus Partners LLC, its General Partner
By: Warburg Pincus & Co., its Managing Member

By:  /s/ Scott A. Arenare
Name:  Scott A. Arenare
Title:    Partner

WP-WPVIII INVESTORS, L.P.
By: WP-WPVIII Investors LLC, its General Partner
By: Warburg Pincus Partners LLC, its Sole Member
By: Warburg Pincus & Co., its Managing Member

By:  /s/ Scott A. Arenare
Name:  Scott A. Arenare
Title:    Partner

WP-WPVIII INVESTORS LLC
By: Warburg Pincus Partners LLC, its Sole Member
By: Warburg Pincus & Co., its Managing Member

By:  /s/ Scott A. Arenare
Name:  Scott A. Arenare
Title:    Partner

WARBURG PINCUS INTERNATIONAL PARTNERS, L.P.
By: Warburg Pincus Partners LLC, its General Partner
By: Warburg Pincus & Co., its Managing Member

By:  /s/ Scott A. Arenare
Name:  Scott A. Arenare
Title:    Partner

WARBURG PINCUS NETHERLANDS INTERNATIONAL PARTNERS I, C.V.
By: Warburg Pincus Partners LLC, its General Partner
By: Warburg Pincus & Co., its Managing Member

By:  /s/ Scott A. Arenare
Name:  Scott A. Arenare
Title:    Partner

WP-WPIP INVESTORS L.P.
By: WP-WPIP Investors LLC, its General Partner
By: Warburg Pincus Partners LLC, its Sole Member
By: Warburg Pincus & Co., its Managing Member

By:  /s/ Scott A. Arenare
Name:  Scott A. Arenare
Title:    Partner

WP-WPIP INVESTORS LLC
By: Warburg Pincus Partners LLC, its Sole Member
By: Warburg Pincus & Co., its Managing Member

By:  /s/ Scott A. Arenare
Name:  Scott A. Arenare
Title:    Partner

WARBURG PINCUS PARTNERS LLC
By: Warburg Pincus & Co., its Managing Member

By:  /s/ Scott A. Arenare
Name:  Scott A. Arenare
Title:    Partner

WARBURG PINCUS & CO.

By:  /s/ Scott A. Arenare
Name:  Scott A. Arenare
Title:    Partner

WARBURG PINCUS LLC

By:  /s/ Scott A. Arenare
Name:  Scott A. Arenare
Title:    Managing Director

CHARLES R. KAYE

By:  /s/ Scott A. Arenare
Name:  Scott A. Arenare
Title:    Attorney-in-Fact*

JOSEPH P. LANDY

By:  /s/ Scott A. Arenare
Name:  Scott A. Arenare
Title:    Attorney-in-Fact**

*  The Power of Attorney given by Mr. Kaye was previously filed with the U.S. Securities and Exchange Commission (“SEC”) on March 2, 2006 as an exhibit to the Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc.

**  The Power of Attorney given by Mr. Landy was previously filed with the U.S. SEC on March 2, 2006 as an exhibit to the Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc.